UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 4, 2013

GT ADVANCED TECHNOLOGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054

(Address of Principal Executive Offices, including Zip Code)

(603) 883-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Underwritten public offering of Common Stock

On December 4, 2013, GT Advanced Technologies Inc. (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman, Sachs & Co. as managers of the several underwriters named in Schedule II thereto (collectively, the “Common Stock Underwriters”) pursuant to which the Company agreed to sell and the Common Stock Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, 9,942,196 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company in a registered public offering. This amount includes an option granted by the Company to the Common Stock Underwriters to purchase 1,292,196 shares of Common Stock, which option was exercised in its entirety by the Common Stock Underwriters on December 6, 2013. Net proceeds to the Company will be approximately $81.5 million after deducting underwriting discounts and estimated offering expenses.

The Common Stock was registered on Form S-3ASR under the Securities Act of 1933 (Registration No. 333-192628) (the “Registration Statement”) and a related prospectus, including the related Common Stock prospectus supplement, filed with the Securities and Exchange Commission (the “SEC”). The Common Stock Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Common Stock Underwriting Agreement is qualified in its entirety by reference to the Common Stock Underwriting Agreement.

Underwritten public offering of 3.00% Convertible Senior Notes due 2020

On December 4, 2013, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman, Sachs & Co. as representatives of the several underwriters named in Schedule A thereto (collectively, the “Notes Underwriters”) pursuant to which the Company agreed to sell and the Notes Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, up to $214 million aggregate principal amount of the Company’s 3.00% Convertible Senior Notes due 2020 (the “Notes”). This amount includes an option granted by the Company to the Notes Underwriters to purchase $24 million aggregate principal amount of the Notes, which option was exercised in its entirety by the Notes Underwriters on December 6, 2013.  The Notes were issued under the indenture with U.S. Bank National Association, as trustee, dated September 28, 2012, as supplemented by the First Supplemental Indenture dated September 28, 2012 and the Second Supplemental Indenture (as defined below).

The Notes were registered pursuant to the Registration Statement and a related prospectus, including the related Notes prospectus supplement, filed with the SEC. The Notes Underwriting Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Notes Underwriting Agreement is qualified in its entirety by reference to the Notes Underwriting Agreement.

Second Supplemental Indenture

The Notes were issued pursuant to a base indenture, dated as of September 28, 2012 (the “Base Indenture”), a first supplemental indenture, dated as of September 28, 2012 (the “First Supplemental Indenture”) and a second supplemental indenture, dated as of December 10, 2013 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

A description of the terms and conditions of the Notes and the Indenture has been previously reported in the section entitled “Description of Notes” in the prospectus supplement, dated December 4, 2013, filed with the Securities and Exchange Commission by the Company on December 4, 2013 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, and in the section entitled “Description of Debt Securities” of the base prospectus, dated December 2, 2013, included in the Registration Statement, and is incorporated herein by reference.

A copy of the Base Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K.  A copy of the Second Supplemental Indenture (including a form of Note) is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits

1.1	Common Stock Underwriting Agreement, dated December 4, 2013, between the Company and the Underwriters.

1.2	Notes Underwriting Agreement, dated December 4, 2013, between the Company and the Underwriters.

4.1

Indenture, dated September 28, 2012, between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K (File No. 001-34133) as filed with the SEC on September 28, 2012).

4.2	Second Supplemental Indenture, dated December 10, 2013 between the Company and U.S. Bank National Association, as Trustee (including a form of 3.00% Convertible Senior Note due 2020).

5.1	Opinion of Ropes & Gray LLP, dated December 10, 2013 (Common Stock).

5.2	Opinion of Ropes & Gray LLP, dated December 10, 2013 (Notes).

23.2	Consent of Ropes & Gray LLP (included in Common Stock opinion).

23.3	Consent of Ropes & Gray LLP (included in Notes opinion).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

/s/ Hoil Kim
Date: December 10, 2013	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

1.1	Common Stock Underwriting Agreement, dated December 4, 2013, between the Company and the Underwriters.

1.2	Notes Underwriting Agreement, dated December 4, 2013, between the Company and the Underwriters.

4.1

Indenture, dated September 28, 2012, between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K (File No. 001-34133) as filed with the SEC on September 28, 2012).

4.2	Second Supplemental Indenture, dated December 10, 2013 between the Company and U.S. Bank National Association, as Trustee (including a form of 3.00% Convertible Senior Note due 2020).

5.1	Opinion of Ropes & Gray LLP, dated December 10, 2013 (Common Stock).

5.2	Opinion of Ropes & Gray LLP, dated December 10, 2013 (Notes).

23.2	Consent of Ropes & Gray LLP (included in Common Stock opinion).

23.3	Consent of Ropes & Gray LLP (included in Notes opinion).